                                                                  EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                             McKESSON CORPORATION

         OFFER TO EXCHANGE ITS 6.30% EXCHANGE NOTES DUE MARCH 1, 2005
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
       FOR ANY AND ALL OF ITS OUTSTANDING 6.30% NOTES DUE MARCH 1, 2005

                 PURSUANT TO THE PROSPECTUS DATED      , 1998

   THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
         YORK CITY TIME, ON        , 1998, UNLESS EXTENDED. TENDERED
          SECURITIES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE
                      EXPIRATION DATE OF THE EXCHANGE OFFER


    Delivery To: The First National Bank of Chicago (the "Exchange Agent")

              By Mail:                       By Hand or Overnight Delivery:
     (Registered or Certified
        Mail recommended)

 The First National Bank of Chicago         The First National Bank of Chicago
       c/o First Chicago Trust                   c/o First Chicago Trust
         Company of New York                       Company of New York
           14 Wall Street                            14 Wall Street
         8th Floor, Window 2                       8th Floor, Window 2
      New York, New York 10005                  New York, New York 10005

                           Facsimile Transmissions:

                         (Eligible Institutions Only)
                                (212) 240-8938

                            To Confirm by Telephone
                           or for Information Call:

                                (212) 240-8801

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  The undersigned acknowledges that he or she has received and reviewed the
Prospectus dated      , 1998 (the "Prospectus") of McKesson Corporation (the
"Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $150,000,000 6.30% Exchange Notes due March 1, 2005 (the "Exchange Notes due 2005") for a like principal amount of the Company's outstanding 6.30% Notes due March 1, 2005 (the "Private Notes due 2005").

  The term "Expiration Date" shall mean 5:00 p.m., New York City time, on
      , 1998, unless the Company in its sole discretion, extends the Exchange Offer. The Company reserves the right to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the time and date when the Exchange Offer as so extended shall expire. The Company shall notify the holders of the Private Notes due 2005 of any extension by means of a press release or other public announcement no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

  The Exchange Notes due 2005 will bear interest from the most recent date to which interest has been paid on the Private Notes due 2005 or, if no interest has been paid, from February 24, 1998. Accordingly, if the relevant record date for interest payment occurs after the consummation of the Exchange Offer, registered holders of Exchange Notes due 2005 on such record date will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from February 24, 1998. If, however, the relevant record date for interest payments occurs prior to the consummation of the Exchange Offer, registered holders of Private Notes due 2005 on such record date will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from February 24, 1998. Holders of Private Notes due 2005 whose Private Notes due 2005 are accepted for exchange will not receive any payment in respect of accrued interest on such Private Notes due 2005 otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

  The Exchange Offer is not conditioned upon any minimum principal amount of Private Notes due 2005 being tendered for exchange. However, the Exchange Offer is subject to certain conditions. Please see the Prospectus under the section entitled "The Exchange Offers--Certain Conditions to the Exchange Offers."

  The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of Private Notes due 2005 in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

  Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus. As used herein, the term "Holder" means a holder of Private Notes due 2005, including any participant ("DTC Participant") in the book-entry transfer facility system of The Depository Trust Company ("DTC") whose name appears on a security position listing as the owner of the Private Notes due 2005. As used herein, the term "Certificates" means physical certificates representing Private Notes due 2005.

  To participate in the Exchange Offer, Holders must tender by (a) book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offers--Procedures for Tendering Private Notes," or (b) forwarding Certificates herewith. Holders who are DTC Participants tendering by book-entry transfer must execute such tender through the Automated Tender Offer Program ("ATOP") of DTC. A Holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Private Notes due 2005 into the Exchange Agent's account at DTC and then send to the Exchange Agent confirmation of such book-entry transfer (a "Book-Entry Confirmation"), including an agent's message ("Agent's Message") confirming that DTC has received an express acknowledgement from such Holder that such Holder has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such Holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent.

  If the tender is not made through ATOP, Certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

  Holders of Private Notes due 2005 who cannot complete the procedures for delivery by book-entry transfer of such Private Notes due 2005 on a timely basis or who cannot deliver their Certificates for such Private Notes due 2005 and all other required documents to the Exchange Agent on or prior to the Expiration Date, must, in order to participate in the Exchange Offer, tender their Private Notes due 2005 according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offers--Procedures for Tendering Private Notes due 2005."

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                 CAREFULLY BEFORE COMPLETING THE FOLLOWING BOX

  List below the Private Notes due 2005 to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Private Notes due 2005 should be listed on a separate signed schedule affixed hereto.

                     DESCRIPTION OF PRIVATE NOTES DUE 2005
                        (SEE INSTRUCTIONS 2, 3, AND 8)

 NAME(S) AND ADDRESS(ES) OF
    REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK)                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------
                                          1                      2                       3
-------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL AMOUNT OF
                                                                              PRIVATE NOTES DUE 2005
                                                        AGGREGATE PRINCIPAL   TENDERED(2) (MUST BE IN
                               TITLE OF SECURITIES AND   AMOUNT OF PRIVATE  DENOMINATIONS OF $1,000 OR
                               CERTIFICATE NUMBER(S)(1)   NOTES DUE 2005    INTEGRAL MULTIPLES THEREOF)
                             --------------------------------------------------------------------------
                             --------------------------------------------------------------------------
                             --------------------------------------------------------------------------
                             --------------------------------------------------------------------------
                                        Total

(1) Certificate numbers not required if Private Notes due 2005 are being tendered by book-entry transfer.
(2) Unless otherwise indicated, a holder will be deemed to have tendered ALL of the Private Notes due 2005 represented in column 2.

[_]CHECK HERE IF TENDERED PRIVATE NOTES DUE 2005 ARE BEING DELIVERED BY BOOK-
   ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:_________________________________________________

Account Number:________________________________________________________________

Transaction Code Number:_______________________________________________________

[_]CHECK HERE IF TENDERED PRIVATE NOTES DUE 2005 ARE BEING DELIVERED PURSUANT
   TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):_______________________________________________

Window Ticket Number (if any):_________________________________________________

Date of Execution of Notice of Guaranteed Delivery:____________________________

If delivered by book-entry transfer, complete the following:

Account Number:________________________________________________________________

Transaction Code Number:_______________________________________________________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:__________________________________________________________________________

Address:_______________________________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Private Notes due 2005 indicated above. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

  Subject to, and effective upon, the acceptance for exchange of the Private Notes due 2005 tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Private Notes due 2005 as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Private Notes due 2005 with full power of substitution to (i) deliver certificates for such Private Notes due 2005 to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company (ii) present such Private Notes due 2005 for transfer on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of the beneficial ownership of such Private Notes due 2005, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Private Notes due 2005 tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that (i) any Exchange Notes due 2005 acquired in exchange for Private Notes due 2005 tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes due 2005, whether or not such person is the undersigned, (ii) neither the holder nor any such other person has an arrangement or understanding with any person to participate in the "distribution" of such Exchange Notes due 2005 within the meaning of the Securities Act of 1933, as amended (the "Securities Act") and (iii) neither the holder nor any such other person is an "affiliate" of the Company as described in Rule 405 under the Securities Act.

  The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "Commission"), as set forth in no-action letters issued to third parties, that the Exchange Notes due 2005 issued in exchange for the Private Notes due 2005 pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than holders who are broker-dealers) without further compliance with the registration and prospectus delivery provisions of the Securities Act. However, the undersigned acknowledges that any purchaser of Private Notes due 2005 who is an affiliate of the Company within the meaning of Rule 405 under the Securities Act or who intends to participate in the Exchange Offer for the purpose of distributing the Exchange Notes, or any broker-dealer who purchased the Private Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act (i) will not be able to rely on the interpretations of the staff of the Commission set forth in the above-mentioned no-action letters, (ii) will not be entitled to tender its Private Notes due 2005 in the Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of the Private Notes due 2005 unless such sale or transfer is made pursuant to an exemption from such requirements. The undersigned also acknowledges that the Company has not sought its own no-action letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in such other circumstances.

  If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes due 2005. If the undersigned is a broker-dealer that will receive Exchange Notes due 2005 for its own account in exchange for Private Notes due 2005, it represents that the Private Notes due 2005 to be exchanged for Exchange Notes due 2005 were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes due 2005; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and sale of the Private Notes due 2005 tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal.

  For the purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Private Notes due 2005 when, as and if the Company has given oral and written notice thereof to the Exchange Agent.

  If any tendered Private Notes due 2005 are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Private Notes due 2005 will be returned (or, in the case of Private Notes due 2005 tendered by book-entry transfer through DTC, will be promptly credited to an account maintained at DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under the "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

  The undersigned understands that tenders of Private Notes due 2005 pursuant to the procedures described under the section entitled "The Exchange Offers-- Procedures for Tendering Private Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes due 2005 (and, if applicable, substitute certificates representing Private Notes due 2005 for any Private Notes due 2005 not exchanged) in the name(s) of the undersigned or, in the case of a book-entry delivery of Private Notes due 2005, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes due 2005 (and, if applicable, substitute certificates representing Private Notes due 2005 for any Private Notes due 2005 not exchanged) to the undersigned at the address shown above in the box entitled "Description of Private Notes due 2005." In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes due 2005 issued in exchange for the Private Notes due 2005 accepted for exchange in the name(s) of, and return any certificates for Private Notes due 2005 not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Private Notes due 2005 from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Private Notes due 2005 so tendered.

  THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF PRIVATE NOTES DUE 2005" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE PRIVATE NOTES DUE 2005 AS SET FORTH IN SUCH BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

  I hereby TENDER the Private Notes due 2005 described above in the box entitled "Description of Private Notes due 2005" pursuant to the terms of the Exchange Offer.

X___________________________________    __________________________________, 1998
X___________________________________    __________________________________, 1998
X___________________________________    __________________________________, 1998
       Signature(s) of Owner(s)                           Date

  If a holder is tendering any Private Notes due 2005, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Private Notes due 2005 or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

Name(s):________________________________________________________________________
                             (Please Type or Print)

________________________________________________________________________________

Capacity:_______________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 4)

Signature(s) Guaranteed by an Eligible Institution:_____________________________
                                                (Authorized Signature)

________________________________________________________________________________
                                    (Title)

________________________________________________________________________________
                                 (Name of Firm)

________________________________________________________________________________
                        (Area Code and Telephone Number)

Dated: _______________________, 1998

    SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS

     (SEE INSTRUCTIONS 4 AND 5)                (SEE INSTRUCTIONS 4 AND 5)

   To be completed ONLY if                   To be completed ONLY if
 certificates for Private Notes due        certificates for Private Notes due
 2005 not exchanged and/or Exchange        2005 not exchanged and/or Exchange
 Notes due 2005 are to be issued in        Notes due 2005 are to be sent to
 the name of and sent to someone           someone other than the person or
 other than the person or person(s)        persons whose signature(s)
 whose signature(s) appear(s) on           appear(s) on this Letter of
 this Letter of Transmittal above,         Transmittal above or to such
 or if Private Notes due 2005              person or persons at an address
 delivered by book-entry transfer          other than shown in the box
 which are not accepted for                entitled "Description of Private
 exchange are to be returned by            Notes due 2005" on this Letter of
 credit to an account maintained at        Transmittal above.
 DTC other than the account
 indicated above.


 Issue Exchange Notes due 2005             Mail Exchange Notes due 2005
 and/or Private Notes due 2005 to:         and/or Private Notes due 2005 to:


 Name_______________________________       Name_______________________________
        (Please Type or Print)                      (Please Type or Print)

   _______________________________             _______________________________
        (Please Type or Print)                      (Please Type or Print)


 Address____________________________       Address____________________________

        ____________________________              ____________________________
               (Zip Code)                                   (Zip Code)


 ___________________________________
     Employer Identification or
       Social Security Number

   (Complete Substitute Form W-9)

 [_]Credit unexchanged Private
    Notes due 2005 delivered by
    book-entry transfer to the DTC
    account set forth below.


 ___________________________________
       (DTC Account Number, if
             applicable)

                                 INSTRUCTIONS

                FORMING PART OF THE TERMS AND CONDITIONS OF THE
                                EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

  This Letter to Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offers--Procedures for Tendering Private Notes" in the Prospectus and an Agent's Message is not delivered. Holders who are DTC Participants tendering by book-entry transfer must execute such tender through DTC's ATOP system. A holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Private Notes due 2005 into the Exchange Agent's account at DTC and then send to the Exchange Agent a Book-Entry Confirmation, including an Agent's Message confirming that DTC has received an express acknowledgement from such holder that such holder has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedure does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent. Private Notes due 2005 tendered hereby must be in denominations of $1,000 and integral multiples thereof.

  If the tender is not made through ATOP, certificates representing Private Notes due 2005, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by the Prospectus and this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

  Holders who wish to tender their Private Notes due 2005 and (i) whose Private Notes due 2005 are not immediately available, or (ii) cannot deliver their Private Notes due 2005, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (iii) who cannot comply with the procedures for book-entry transfer on a timely basis must tender their Private Notes due 2005 according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by fax transmission, mail or hand delivery) setting forth the name and address of the holder, the certificate number(s) of such Private Notes due 2005 (except in the case of book-entry tenders) and the principal amount of Private Notes due 2005 tendered, stating that the tender is being made thereby and guaranteeing that, within three NYSE trading days after the Expiration Date, this Letter of Transmittal (or a copy hereof) together with the certificate(s) representing the Private Notes due 2005 (except in the case of book-entry tenders) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or a copy hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Private Notes due 2005 in proper form for transfer or a Book-Entry Confirmation with respect to such Private Notes due 2005, must be received by the Exchange Agent within three NYSE trading days after the Expiration Date, all as provided in the Prospectus under the section entitled "The Exchange Offers--Guaranteed Delivery Procedures." Any holder who wishes to tender his Private Notes due 2005 pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to the Expiration Date. As used in this Letter of Transmittal, "Eligible Institution" shall mean a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

  All questions as to the validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Private Notes due 2005 will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Private Notes due 2005 not properly tendered or any Private Notes due 2005 the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Private Notes due 2005. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Private Notes due 2005 must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Private Notes due 2005, nor shall any of them incur any liability for failure to give such notification. Tenders of Private Notes due 2005 will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Private Notes due 2005 received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  See "The Exchange Offers" in the Prospectus.

2. TENDER BY HOLDER.

  Only a holder of Private Notes due 2005 may tender such Private Notes due 2005 in the Exchange Offer. Any beneficial owner whose Private Notes due 2005 are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on behalf of such beneficial owner. If such beneficial owner wishes to tender on such owner's own behalf; such owner must, prior to completing and executing this Letter of Transmittal and delivering such owner's Private Notes due 2005, either make appropriate arrangements to register ownership of the Private Notes due 2005 in such owner's name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time.

3. PARTIAL TENDERS AND WITHDRAWALS.

  Tenders of Private Notes due 2005 will be accepted only in denominations of $1,000 and integral multiples thereof. If less than all the Private Notes due 2005 are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Private Notes due 2005 to be tendered in the box above entitled "Description of Private Notes due 2005--Principal Amount of Private Notes due 2005 Tendered." A reissued certificate representing the balance of nontendered Private Notes due 2005 will be sent to such tendering holder (except in the case of book-entry tenders), unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE PRIVATE NOTES DUE 2005 DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

  Any holder who has tendered Private Notes due 2005 may withdraw the tender by delivering written notice of withdrawal to the Exchange Agent prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by telegram, facsimile transaction (receipt confirmed by telephone) or letter to the Exchange Agent at its address as set forth on the first page of this Letter of Transmittal on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person having tendered the Private Notes due 2005 to be withdrawn, identify the Private Notes due 2005 to be withdrawn (including the principal amount of such Private Notes due 2005), and (where certificates for Private Notes due 2005 have been transmitted) specify the name in which such Private Notes due 2005 are registered, if different from that of the withdrawing holder. If certificates for Private Notes due 2005 have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates the withdrawing holder must also submit the certificate numbers of the particular certificates to be withdrawn and signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such holder is an Eligible Institution. If Private Notes due 2005 have been tendered pursuant to the procedure for book entry transfer described above, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Private Notes due 2005 and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility

(including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Private Notes due 2005 so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Private Notes due 2005 which have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Private Notes due 2005 tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures described above, such Private Notes due 2005 will be credited to an account maintained with DTC for the Private Notes due 2005) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Private Notes due 2005 may be retendered by following one of the procedures described herein at any time on or prior to the Expiration Date. See "The Exchange Offers--Withdrawal Rights" in the Prospectus.

4. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURE.

  If this Letter of Transmittal is signed by the registered holder of the Private Notes due 2005 tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates (if applicable) without any change whatsoever.

  If any tendered Private Notes due 2005 are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Private Notes due 2005 are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

  When this Letter of Transmittal is signed by the registered holder or holders of the Private Notes due 2005 specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes due 2005 to be issued, or any untendered Private Notes due 2005 are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required.

  If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder(s) appear(s) on the certificate(s).

  If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

  Endorsements on certificates for Private Notes due 2005 or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution which is a member of (a) the Securities Transfer Agents Medallion Program, (b) the New York Stock Exchange Medallion Signature Program or (c) the Stock Exchange Medallion Program.

  Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Private Notes due 2005 are tendered: (i) by a registered holder of such Private Notes due 2005 (which term, for purposes of the Exchange Offer, includes any participant in the DTC system whose name appears on a security position listing as the holder of such Private Notes due
2005) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Institution.

5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

  Tendering holders of Private Notes due 2005 should indicate in the applicable box the name and address in or to which Exchange Notes due 2005 issued pursuant to the Exchange Offer and/or substitute certificates evidencing Private Notes due 2005 not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Private Notes due 2005 by book-entry transfer may request that Private Notes due 2005 not exchanged be credited to such account maintained at the DTC as such holder may designate hereon. If no such instructions are given, such Private Notes due 2005 not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

6. TRANSFER TAXES.

  The Company will pay all transfer taxes, if any, applicable to the transfer of Private Notes due 2005 to them or their order pursuant to the Exchange Offer. If however, Exchange Notes due 2005 and/or substitute Private Notes due 2005 not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Private Notes due 2005 tendered hereby, or if tendered Private Notes due 2005 are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Private Notes due 2005 to the Company or their order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence or payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Private Notes due 2005 specified in this Letter of Transmittal.

7. WAIVER OF CONDITION.

  Subject to the terms and conditions set forth in the Prospectus, the Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. NO CONDITIONAL TENDERS.

  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Private Notes due 2005, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Private Notes due 2005 for exchange.

  Neither the Company nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED PRIVATE NOTES DUE 2005.

  Any holder whose Private Notes due 2005 have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

  QUESTIONS RELATING TO THE PROCEDURE FOR TENDERING, AS WELL AS REQUESTS FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL, MAY BE DIRECTED TO THE EXCHANGE AGENT, AT THE ADDRESS INDICATED ON THE FIRST PAGE OF THIS LETTER OF TRANSMITTAL OR BY TELEPHONE AT (212) 240-8801.

                           IMPORTANT TAX INFORMATION

  Under U.S. federal income tax laws, a registered holder of Private Notes due 2005 or Exchange Notes due 2005 is required to provide the Trustee (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his social security number. If the Trustee is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made to such holder with respect to Private Notes due 2005 or Exchange Notes due 2005 may be subject to backup withholding.

  Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Trustee a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. A Form W-8 can be obtained from the Trustee.

  If backup withholding applies, the Trustee is required to withhold 31% of any payments made to the holder or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments made with respect to Private Notes due 2005 or Exchange Notes due 2005, the holder is required to provide the Trustee with: (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) such holder is exempt from backup withholding, (B) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; and (ii) if applicable, an adequate basis for exemption.

                   TO BE COMPLETED BY ALL TENDERING HOLDERS

                    (SEE "IMPORTANT TAX INFORMATION" ABOVE)

               PAYER'S NAME: THE FIRST NATIONAL BANK OF CHICAGO

                        PART 1--PLEASE PROVIDE YOUR     TIN:__________________
                        TIN IN THE BOX AT RIGHT AND        Social Security
                        CERTIFY BY SIGNING AND                Number or
 SUBSTITUTE             DATING BELOW.                          Employee
                                                        Identification Number
                       --------------------------------------------------------
 FORM W-9               PART 2--CERTIFICATION--Under          PART 3
                        penalties of perjury, I certify
                        that:


 DEPARTMENT OF THE      (1) The number shown on this form       Awaiting TIN [_]
 TREASURY                   is my correct Taxpayer
 INTERNAL REVENUE           Identification Number (or I am
 SERVICE                    waiting for a number to be
                            issued to me) and

 PAYER'S REQUEST FOR    (2) I am not subject to backup
 TAXPAYER                   withholding because (i) I am
 IDENTIFICATION             exempt from backup
 NUMBER (TIN)               withholding, (ii) I have not
                            been notified by the Internal
                            Revenue Service ("IRS") that I
                            am subject to backup
                            withholding as a result of a
                            failure to report all interest
                            or dividends, or (iii) the IRS
                            has notified me that I am no
                            longer subject to backup
                            withholding.
                       --------------------------------------------------------

                        Certificate Instructions--You must cross out item
                        (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).

                        SIGNATURE ___________________________________________
                        DATE_________________________________________________
                        NAME_________________________________________________
                                           (Please Print)


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES
      RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Notes due 2005 shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

 -----------------------------------       -----------------------------------
 Signature(s)                              Date


IMPORTANT: THIS LETTER OF TRANSMITTAL OR A COPY HEREOF (TOGETHER WITH THE CERTIFICATES FOR PRIVATE NOTES DUE 2005 (IF APPLICABLE) AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.